UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05912

MFS SPECIAL VALUE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2016

MFS® SPECIAL VALUE TRUST

MFV-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Special Value Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 10.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® SPECIAL VALUE TRUST

New York Stock Exchange Symbol: MFV

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Citigroup, Inc.	2.0%
Texas Instruments, Inc.	1.8%
NASDAQ, Inc.	1.7%
Duke Energy Corp.	1.7%
Travelers Cos., Inc.	1.6%
U.S. Bancorp	1.6%
PPG Industries, Inc.	1.4%
JPMorgan Chase & Co.	1.4%
Aon PLC	1.4%
Accenture PLC, “A”	1.3%

Equity sectors
Financial Services	11.7%
Health Care	5.4%
Consumer Staples	3.1%
Basic Materials	2.6%
Utilities & Communications	2.5%
Leisure	2.4%
Industrial Goods & Services	1.9%
Technology	1.8%
Special Products & Services	1.3%
Retailing	1.1%
Energy	1.1%

Fixed income sectors (i)
High Yield Corporates	57.4%
Investment Grade Corporates	1.6%
Emerging Markets Bonds	1.6%
Floating Rate Loans	1.3%
Commercial Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
BBB	1.6%
BB	23.3%
B	26.4%
CCC	10.0%
C (o)	0.0%
D	0.2%
Not Rated	0.4%
Non-Fixed Income	34.9%
Cash & Cash Equivalents	3.2%
Other (o)	0.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2016, the MFS Special Value Trust (“fund”) provided a total return of 8.07%, at net asset value and a total return of 10.75%, at market value. This compares with a return of 10.16% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index). The fund’s other benchmark, the MFS Special Value Trust Blended Index (“Blended Index”), generated a return of 8.98%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Management Review – continued

Detractors from Performance

Within the equity portion of the fund, stock selection in both the basic materials and retailing sectors hurt performance relative to the equity portion of the Blended Index. Within the basic materials sector, owning shares of chemical company PPG Industries (b) dampened relative results as the stock lagged the benchmark, particularly towards the end of the period, as the company pre-announced third-quarter earnings that missed market expectations due to weak growth in Europe and low global GDP. Within the retailing sector, an overweight position in drugstore retailer CVS Health, and not owning shares of retail giant Wal-Mart, hindered relative returns. Shares of CVS declined near the end of the period as the US military healthcare program, Tricare, announced that Walgreens would be replacing CVS in its network starting December 2016.

Elsewhere, overweight positions in insurance firms Travelers and MetLife (h), investment management company BlackRock and oil and gas exploration and production company Occidental Petroleum (h) weighed on relative performance as shares of these firms trailed the equity portion of the Blended Index. Owning shares of global food company Nestle (b) (Switzerland), and not owning shares of integrated energy company Chevron and household products maker Procter & Gamble, further hurt relative returns.

Within the fixed income segment, the portion of the fund’s return derived from yield, which was less than that of the fixed income portion of the Blended Benchmark, was a detractor from relative performance. Additionally, weak security selection in the transport sector and a lesser exposure to “B” and “BB” rated (r) securities also held back relative results.

Contributors to Performance

Within the equity portion of the fund, security selection in both the financial services and health care sectors boosted performance relative to the equity portion of the Blended Index. Within the financial services sector, an underweight position in diversified financial services firm Wells Fargo, holding shares of insurance broker AON (b) (United Kingdom), and overweight positions in banking firm CitiGroup and securities exchange services provider NASDAQ, supported relative results. Shares of Wells Fargo declined as the company grappled with the fallout from questionable sales practices that forced customers into unwanted products to boost commissions and fees. Within the health care sector, an overweight position in industrial and consumer products and services company Danaher lifted relative returns. Shares of Danaher outpaced the benchmark as the firm successfully spun off its industrials segment, Fortive, in order to focus on the science and healthcare markets.

Stocks in other sectors that benefited relative results included holdings of semiconductor company Texas Instruments (b) and overweight positions in power & natural gas distributor Duke Energy, media firm Time Warner, telecommunications services provider Verizon Communications and automotive components supplier Johnson Controls.

Management Review – continued

Within the fixed income portion of the fund, yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, supported performance relative to the fixed income portion of the Blended Index.

Respectfully,

William Adams	Ward Brown	Nevin Chitkara	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matt Ryan
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Special Value Trust

		Date		Price
Year Ended 10/31/16	Net Asset Value	10/31/16		$5.91
		10/31/15		$6.09
	New York Stock Exchange Price	10/31/16		$5.50
		10/03/16	(high) (t)	$5.73
		1/20/16	(low) (t)	$4.74
		10/31/15		$5.53

Total Returns vs Benchmarks

Year Ended 10/31/16	MFS Special Value Trust at
	New York Stock Exchange Price (r)	10.75%
	Net Asset Value (r)	8.07%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	10.16%
	MFS Special Value Trust Blended Index (f)(w)	8.98%
	JPMorgan Emerging Markets Bond Index Global (f)	11.59%
	Russell 1000® Value Index (f)	6.37%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2015 through October 31, 2016

(w)

As of October 31, 2016, the MFS Special Value Trust Blended Index was comprised of 57.50% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 35% Russell 1000® Value Index, and 7.50% JPMorgan Emerging Markets Bond Index Global.

Performance Summary – continued

Benchmark Definitions

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index) – is a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations, are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income in those situations where a fund has long term capital gains and a capital loss carryforward. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

The fund’s target annual distribution rate is calculated based on an annual rate of 10.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUND

Effective on December 9, 2015, an investment policy of the fund was changed to provide that MFS normally invests the majority of the fund’s assets in debt instruments. This change allows the portfolio management team greater flexibility to increase the fund’s exposure to equity securities. The fund formerly had an investment policy that MFS normally will invest the fund’s assets primarily in debt instruments. Below are the fund’s investment objective, principal investment strategies and risks.

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the majority of fund’s assets in debt instruments, including below investment grade quality debt instruments. In addition, MFS normally invests a portion of the fund’s assets in equity securities.

MFS may invest the fund’s assets in foreign securities.

MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.

The fund seeks to make a monthly distribution at an annual fixed rate of 10% of the fund’s average monthly net asset value.

MFS normally allocates the fund‘s investments across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single or small number of industries or sectors.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

If approved by the fund’s Board of Trustees, the fund may use leverage through the issuance of preferred shares, borrowing from banks, and/or other methods of creating leverage, and investing the proceeds pursuant to its investment strategies.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest-rate; i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of asset-backed securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities and swaps.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain events, such as political, social, or economic developments, including increasing and negative interest rates; regulatory or government actions, including the imposition of tariffs or other protectionist actions; natural disasters; terrorist attacks; war; and other geopolitical events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including asset-backed securities, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, and economic developments, U.S. and foreign government action such as the imposition of currency or capital controls or tariffs, economic and trade sanctions or embargoes, entering or exiting trade or other intergovernmental agreements or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Equity Market Risk: Equity markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as political, social, or economic developments; government or regulatory action, including the imposition of tariffs or other projectionist actions; natural disasters; terrorist attacks; war; and other geopolitical events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Managed Distribution Policy Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 10% of the fund’s average monthly net asset value. If income from the fund’s investments is less than the amount needed to make a monthly distribution, portfolio investments may be sold to fund the distribution. Distributions that are treated as return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.

Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund weren’t leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

1940 Act to maintain asset coverage of 200% on outstanding preferred shares and 300% on outstanding indebtedness. If asset coverage declines below those levels (as a result of market fluctuation or otherwise), the fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so. The expenses of leveraging are paid by the holders of common shares.

Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.

Under the terms of any loan agreement, the fund may be required to, among other things, limit its ability to pay distributions in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more or less restrictive than those described.

Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such agreements could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency could be more or less restrictive than those described.

Industry and Sector Focus Risk: Issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the industries and sectors to which the fund is exposed.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.

Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions. At times, all or a large portion of segments of the market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. The prices of illiquid securities may be more volatile than more liquid investments.

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the Fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
William Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

Nevin Chitkara	Equity Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 59.7%
Issuer	Shares/Par	Value ($)
Aerospace - 0.8%
CPI International, Inc., 8.75%, 2/15/2018	$190,000	$192,836
TransDigm, Inc., 6.5%, 7/15/2024	125,000	131,563

		$324,399
Asset-Backed & Securitized - 0.0%
Citigroup Commercial Mortgage Trust, FRN, 5.711%, 12/10/2049	$220,000	$18,140
Falcon Franchise Loan LLC, FRN, 441.768%, 1/05/2025 (i)(z)	885	215
Morgan Stanley Capital I, Inc., FRN, 1.477%, 4/28/2039 (i)(z)	72,479	504

		$18,859
Automotive - 0.4%
Accuride Corp., 9.5%, 8/01/2018	$105,000	$104,738
Gates Global LLC, 6%, 7/15/2022 (n)	60,000	56,700

		$161,438
Broadcasting - 1.7%
AMC Networks, Inc., 5%, 4/01/2024	$50,000	$50,625
CBS Radio, Inc., 7.25%, 11/01/2024 (z)	45,000	46,744
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/2022	40,000	40,200
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/2022	100,000	101,850
iHeartMedia, Inc., 9%, 3/01/2021	132,000	94,380
Liberty Media Corp., 8.5%, 7/15/2029	110,000	122,100
Liberty Media Corp., 8.25%, 2/01/2030	35,000	37,450
Match Group, Inc., 6.375%, 6/01/2024	60,000	64,800
Netflix, Inc., 5.375%, 2/01/2021	70,000	75,863
Netflix, Inc., 5.875%, 2/15/2025	40,000	44,350
Netflix, Inc., 4.375%, 11/15/2026 (z)	40,000	39,350

		$717,712
Building - 1.8%
Allegion PLC, 5.875%, 9/15/2023	$43,000	$46,333
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021	120,000	124,950
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	65,000	69,550
Gibraltar Industries, Inc., 6.25%, 2/01/2021	95,000	98,444
HD Supply, Inc., 5.75%, 4/15/2024 (n)	65,000	68,250
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	90,000	87,525
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	95,000	98,206
Standard Industries, Inc., 6%, 10/15/2025 (n)	55,000	58,710
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	115,000	117,875

		$769,843

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - 0.9%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (z)		$85,000	$85,638
Equinix, Inc., 4.875%, 4/01/2020		55,000	56,925
Equinix, Inc., 5.375%, 1/01/2022		25,000	26,500
Equinix, Inc., 5.375%, 4/01/2023		35,000	36,531
Iron Mountain, Inc., REIT, 6%, 10/01/2020 (n)		40,000	42,350
Iron Mountain, Inc., REIT, 6%, 8/15/2023		30,000	31,875
NeuStar, Inc., 4.5%, 1/15/2023		85,000	78,944

			$358,763
Cable TV - 3.5%
Altice Financing S.A., 6.625%, 2/15/2023 (n)		$200,000	$206,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)		105,000	108,413
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024		115,000	121,613
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)		25,000	25,688
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		55,000	57,303
Cequel Communications Holdings, 6.375%, 9/15/2020 (n)		90,000	92,700
DISH DBS Corp., 5%, 3/15/2023		90,000	88,650
DISH DBS Corp., 5.875%, 11/15/2024		100,000	100,688
Intelsat Jackson Holdings S.A., 7.25%, 4/01/2019		60,000	48,375
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		80,000	53,000
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)		20,000	20,100
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)	EUR	100,000	124,046
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		$85,000	85,531
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)		60,000	63,675
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		45,000	45,896
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		200,000	208,500

			$1,450,178
Chemicals - 1.4%
Chemours Co., 6.625%, 5/15/2023		$70,000	$67,900
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)		65,000	73,613
Hexion U.S. Finance Corp., 6.625%, 4/15/2020		55,000	48,125
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/2018		110,000	104,555
Momentive Performance Materials, Inc., 3.88%, 10/24/2021		70,000	62,300
Tronox Finance LLC, 6.375%, 8/15/2020		130,000	116,675
Tronox Finance LLC, 7.5%, 3/15/2022 (n)		125,000	111,875

			$585,043
Computer Software - 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		$70,000	$76,304

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - continued
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	$30,000	$31,619
VeriSign, Inc., 4.625%, 5/01/2023	35,000	36,050

		$143,973
Computer Software - Systems - 0.6%
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	$55,000	$56,788
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	115,000	118,019
Western Digital Corp., 10.5%, 4/01/2024 (n)	80,000	92,400

		$267,207
Conglomerates - 2.1%
Amsted Industries Co., 5%, 3/15/2022 (n)	$135,000	$135,338
Apex Tool Group, 7%, 2/01/2021 (n)	95,000	86,688
EnerSys, 5%, 4/30/2023 (n)	145,000	148,625
Enpro Industries, Inc., 5.875%, 9/15/2022	115,000	119,600
Entegris, Inc., 6%, 4/01/2022 (n)	165,000	170,775
Renaissance Acquisition, 6.875%, 8/15/2021 (n)	145,000	142,100
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	65,000	65,894

		$869,020
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	$125,000	$23,281

Consumer Products - 0.6%
NBTY, Inc., 7.625%, 5/15/2021 (n)	$95,000	$92,863
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)	55,000	57,063
Spectrum Brands, Inc., 6.125%, 12/15/2024	10,000	10,950
Spectrum Brands, Inc., 5.75%, 7/15/2025	75,000	81,188

		$242,064
Consumer Services - 2.1%
ADT Corp., 6.25%, 10/15/2021	$165,000	$180,469
Garda World Security Corp., 7.25%, 11/15/2021 (n)	80,000	76,400
Garda World Security Corp., 7.25%, 11/15/2021 (n)	50,000	47,750
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022 (n)	150,000	155,325
Interval Acquisition Corp., 5.625%, 4/15/2023	140,000	144,550
Mobile Mini, Inc., 5.875%, 7/01/2024	80,000	83,400
Monitronics International, Inc., 9.125%, 4/01/2020	145,000	137,388
Service Corp. International, 5.375%, 5/15/2024	50,000	52,500

		$877,782
Containers - 2.4%
Ball Corp., 5%, 3/15/2022	$75,000	$80,625
Berry Plastics Group, Inc., 5.5%, 5/15/2022	125,000	130,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - continued
Berry Plastics Group, Inc., 6%, 10/15/2022	$30,000	$31,725
Crown American LLC, 4.25%, 9/30/2026 (n)	45,000	44,156
Multi-Color Corp., 6.125%, 12/01/2022 (n)	100,000	104,250
Plastipak Holdings, Inc., 6.5%, 10/01/2021 (n)	104,000	107,640
Reynolds Group, 5.75%, 10/15/2020	50,000	51,314
Reynolds Group, 8.25%, 2/15/2021	115,000	120,146
Reynolds Group, 5.125%, 7/15/2023 (n)	45,000	46,195
Reynolds Group, 7%, 7/15/2024 (n)	5,000	5,344
Sealed Air Corp., 4.875%, 12/01/2022 (n)	115,000	121,181
Sealed Air Corp., 5.125%, 12/01/2024 (n)	25,000	26,438
Signode Industrial Group, 6.375%, 5/01/2022 (n)	120,000	121,200

		$990,214
Electronics - 0.5%
Micron Technology, Inc., 5.875%, 2/15/2022	$40,000	$41,316
Micron Technology, Inc., 5.5%, 2/01/2025	70,000	68,622
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	40,000	42,400
Sensata Technologies B.V., 5%, 10/01/2025 (n)	40,000	41,000

		$193,338
Emerging Market Sovereign - 0.7%
Republic of Ecuador, 10.5%, 3/24/2020 (n)	$200,000	$211,000
Republic of Venezuela, 7%, 3/31/2038	203,000	84,956

		$295,956
Energy - Independent - 3.2%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(n)	$200,000	$20
Bonanza Creek Energy, Inc., 6.75%, 4/15/2021	85,000	51,638
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	115,000	118,163
Chaparral Energy, Inc., 7.625%, 11/15/2022 (a)(d)	60,000	46,500
Concho Resources, Inc., 5.5%, 4/01/2023	65,000	66,495
Consol Energy, Inc., 5.875%, 4/15/2022	65,000	60,084
Consol Energy, Inc., 8%, 4/01/2023	115,000	113,850
Continental Resources, Inc., 4.5%, 4/15/2023	125,000	119,063
Gulfport Energy Corp., 6%, 10/15/2024 (z)	75,000	76,406
PDC Energy, Inc., 6.125%, 9/15/2024 (n)	110,000	114,400
QEP Resources, Inc., 5.25%, 5/01/2023	85,000	83,513
Range Resources Corp., 4.875%, 5/15/2025	125,000	119,439
Rice Energy, Inc., 7.25%, 5/01/2023	100,000	106,000
Sanchez Energy Corp., 6.125%, 1/15/2023	160,000	136,800
Seven Generations Energy, 8.25%, 5/15/2020 (n)	45,000	47,700
Whiting Petroleum Corp., 6.25%, 4/01/2023	105,000	96,863

		$1,356,934

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - 0.3%
Cenovus Energy, Inc., 6.75%, 11/15/2039	$72,000	$80,373
Cenovus Energy, Inc., 4.45%, 9/15/2042	55,000	48,210

		$128,583
Entertainment - 0.7%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026 (z)	$15,000	$15,056
Cedar Fair LP, 5.25%, 3/15/2021	105,000	108,892
Cedar Fair LP, 5.375%, 6/01/2024	35,000	36,925
Cinemark USA, Inc., 5.125%, 12/15/2022	50,000	51,375
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)	90,000	92,700

		$304,948
Financial Institutions - 3.2%
Aircastle Ltd., 5.125%, 3/15/2021	$40,000	$42,450
Aircastle Ltd., 5.5%, 2/15/2022	40,000	42,900
CIT Group, Inc., 5.25%, 3/15/2018	40,000	41,426
CIT Group, Inc., 6.625%, 4/01/2018 (n)	119,000	124,950
CIT Group, Inc., 5.5%, 2/15/2019 (n)	48,000	50,520
CIT Group, Inc., 5%, 8/15/2022	15,000	15,994
Credit Acceptance Corp., 6.125%, 2/15/2021	12,000	12,060
Credit Acceptance Corp., 7.375%, 3/15/2023	80,000	82,600
Icahn Enterprises LP, 6%, 8/01/2020	55,000	54,038
Icahn Enterprises LP, 5.875%, 2/01/2022	95,000	90,369
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018	75,000	75,891
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020	290,000	295,800
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021	30,000	29,775
Navient Corp., 8%, 3/25/2020	135,000	146,475
Navient Corp., 5.875%, 3/25/2021	45,000	45,056
Navient Corp., 7.25%, 1/25/2022	110,000	111,100
Navient Corp., 7.25%, 9/25/2023	25,000	24,906
Navient Corp., 6.125%, 3/25/2024	50,000	45,750

		$1,332,060
Food & Beverages - 1.0%
JBS USA LLC/JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	$115,000	$115,575
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	80,000	85,800
Sun Merger Sub, Inc., 5.875%, 8/01/2021 (n)	115,000	119,888
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	100,000	104,000

		$425,263
Forest & Paper Products - 0.1%
Appvion, Inc., 9%, 6/01/2020 (n)	$75,000	$46,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - 2.4%
CCM Merger, Inc., 9.125%, 5/01/2019 (n)	$109,000	$113,905
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	95,000	101,888
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	10,000	10,625
Greektown Holdings LLC, 8.875%, 3/15/2019 (n)	145,000	153,338
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	120,000	123,600
Isle of Capri Casinos, Inc., 8.875%, 6/15/2020	35,000	37,056
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021	105,000	109,200
MGM Resorts International, 6.625%, 12/15/2021	90,000	100,519
MGM Resorts International, 6%, 3/15/2023	95,000	102,838
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	105,000	108,150
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	40,000	40,800

		$1,001,919
Industrial - 0.7%
Dematic S.A., 7.75%, 12/15/2020 (n)	$180,000	$187,200
Howard Hughes Corp., 6.875%, 10/01/2021 (n)	105,000	110,933

		$298,133
Insurance - Health - 0.2%
Centene Corp., 5.625%, 2/15/2021	$35,000	$36,715
Centene Corp., 6.125%, 2/15/2024	60,000	63,900

		$100,615
Machinery & Tools - 0.7%
CNH Industrial Capital LLC, 4.375%, 11/06/2020	$75,000	$76,688
CNH Industrial N.V., 4.5%, 8/15/2023	50,000	50,250
H&E Equipment Services Co., 7%, 9/01/2022	145,000	152,540
Light Tower Rentals, Inc., 8.125%, 8/01/2019 (a)(d)(n)	60,000	26,925

		$306,403
Major Banks - 1.1%
Bank of America Corp., FRN, 6.1%, 12/29/2049	$285,000	$297,757
Bank of America Corp., FRN, 6.3%, 12/29/2049	30,000	32,735
JPMorgan Chase & Co., 6% to 8/01/2023, FRN to 12/31/2049	135,000	140,738

		$471,230
Medical & Health Technology & Services - 3.7%
AmSurg Corp., 5.625%, 7/15/2022	$85,000	$86,700
CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	130,000	99,125
DaVita, Inc., 5.125%, 7/15/2024	10,000	9,781
DaVita, Inc., 5%, 5/01/2025	110,000	106,150
HCA, Inc., 7.5%, 2/15/2022	150,000	170,700
HCA, Inc., 5.875%, 3/15/2022	30,000	33,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 5%, 3/15/2024	$90,000	$93,735
HCA, Inc., 5.375%, 2/01/2025	100,000	102,070
HCA, Inc., 5.875%, 2/15/2026	40,000	42,000
HealthSouth Corp., 5.125%, 3/15/2023	105,000	106,050
LifePoint Health, Inc., 5.375%, 5/01/2024 (z)	55,000	54,659
MEDNAX, Inc., 5.25%, 12/01/2023 (n)	75,000	78,375
Quorum Health Corp., 11.625%, 4/15/2023 (n)	75,000	54,375
Tenet Healthcare Corp., 8%, 8/01/2020	190,000	188,100
Tenet Healthcare Corp., 8.125%, 4/01/2022	150,000	146,625
Tenet Healthcare Corp., 6.75%, 6/15/2023	65,000	59,719
Universal Health Services, Inc., 7.625%, 8/15/2020	105,000	100,800

		$1,531,964
Medical Equipment - 0.5%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$100,000	$105,760
Teleflex, Inc., 5.25%, 6/15/2024	80,000	82,800
Teleflex, Inc., 4.875%, 6/01/2026	30,000	30,750

		$219,310
Metals & Mining - 3.2%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	$69,000	$63,825
Century Aluminum Co., 7.5%, 6/01/2021 (n)	90,000	81,900
Commercial Metals Co., 4.875%, 5/15/2023	80,000	79,200
First Quantum Minerals Ltd., 7.25%, 10/15/2019 (n)	200,000	197,250
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023	85,000	76,713
Freeport-McMoRan Oil & Gas LLC, 6.5%, 11/15/2020	15,000	15,319
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/2023	28,000	29,050
Freeport-McMoRan, Inc., 5.45%, 3/15/2043	45,000	37,350
GrafTech International Co., 6.375%, 11/15/2020	85,000	64,600
Hudbay Minerals, Inc., 9.5%, 10/01/2020	85,000	87,125
Kaiser Aluminum Corp., 5.875%, 5/15/2024	75,000	79,219
Kinross Gold Corp., 5.125%, 9/01/2021	45,000	46,800
Kinross Gold Corp., 5.95%, 3/15/2024	45,000	47,250
Lundin Mining Corp., 7.5%, 11/01/2020 (n)	50,000	53,125
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	85,000	91,800
Steel Dynamics, Inc., 5.125%, 10/01/2021	45,000	46,913
Steel Dynamics, Inc., 5.5%, 10/01/2024	45,000	47,475
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/2020	80,000	77,000
Suncoke Energy, Inc., 7.625%, 8/01/2019	14,000	12,635
TMS International Corp., 7.625%, 10/15/2021 (n)	110,000	90,750

		$1,325,299

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - 4.3%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$110,000	$107,525
Crestwood Midstream Partners LP, 6%, 12/15/2020	95,000	96,663
Crestwood Midstream Partners LP, 6.125%, 3/01/2022	55,000	56,238
Crestwood Midstream Partners LP, 6.25%, 4/01/2023	35,000	35,438
Energy Transfer Equity LP, 7.5%, 10/15/2020	175,000	190,750
EnLink Midstream Partners LP, 4.4%, 4/01/2024	100,000	99,486
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/2021	60,000	56,550
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/2022	95,000	89,063
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	160,000	195,665
MPLX LP, 5.5%, 2/15/2023	155,000	161,490
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	145,000	154,063
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	100,000	105,750
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	69,000	73,012
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (n)	40,000	43,108
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019	50,000	50,438
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	45,000	44,667
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027 (n)	115,000	115,000
Williams Cos., Inc., 4.55%, 6/24/2024	115,000	117,013

		$1,791,919
Network & Telecom - 0.9%
Centurylink, Inc., 6.45%, 6/15/2021	$15,000	$16,013
Centurylink, Inc., 7.65%, 3/15/2042	95,000	84,550
Frontier Communications Corp., 6.25%, 9/15/2021	30,000	28,500
Frontier Communications Corp., 7.125%, 1/15/2023	70,000	62,956
Frontier Communications Corp., 11%, 9/15/2025	85,000	87,032
Frontier Communications Corp., 9%, 8/15/2031	60,000	52,200
Telecom Italia Capital, 6%, 9/30/2034	35,000	34,825

		$366,076
Oil Services - 0.5%
Bristow Group, Inc., 6.25%, 10/15/2022	$125,000	$99,688
Weatherford International Ltd., 8.25%, 6/15/2023	120,000	124,200

		$223,888
Oils - 0.5%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)	$85,000	$86,785
CITGO Petroleum Corp., 6.25%, 8/15/2022 (n)	110,000	112,475

		$199,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.6%
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	$200,000	$252,664

Pharmaceuticals - 1.3%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/2022 (n)	$135,000	$127,913
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	70,000	66,325
Mallinckrodt International Finance S.A., 5.5%, 4/15/2025 (n)	60,000	55,500
Valeant Pharmaceuticals International, Inc., 7%, 10/01/2020 (n)	155,000	138,725
Valeant Pharmaceuticals International, Inc., 7.5%, 7/15/2021 (n)	45,000	40,050
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)	55,000	47,850
VRX Escrow Corp., 5.875%, 5/15/2023 (n)	75,000	59,063

		$535,426
Precious Metals & Minerals - 0.7%
Eldorado Gold Corp., 6.125%, 12/15/2020 (n)	$160,000	$161,600
Teck Resources Ltd., 4.5%, 1/15/2021	45,000	45,225
Teck Resources Ltd., 8%, 6/01/2021 (n)	40,000	43,700
Teck Resources Ltd., 3.75%, 2/01/2023	30,000	28,369

		$278,894
Printing & Publishing - 0.7%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$130,000	$132,600
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/2024	55,000	57,200
TEGNA, Inc., 4.875%, 9/15/2021 (n)	45,000	46,913
TEGNA, Inc., 6.375%, 10/15/2023	60,000	63,450

		$300,163
Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP, REIT, 6.375%, 2/15/2022	$160,000	$166,000
MPT Operating Partnership LP, REIT, 5.25%, 8/01/2026	90,000	91,800

		$257,800
Real Estate - Other - 0.5%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/2021	$135,000	$141,413
Felcor Lodging LP, REIT, 5.625%, 3/01/2023	65,000	67,079

		$208,492
Restaurants - 0.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	$75,000	$78,188

Retailers - 1.1%
Dollar Tree, Inc., 5.75%, 3/01/2023	$130,000	$138,450
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	77,000	73,535

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Neiman Marcus Group Ltd., 8%, 10/15/2021 (n)	$35,000	$28,875
Rite Aid Corp., 9.25%, 3/15/2020	40,000	42,100
Rite Aid Corp., 6.75%, 6/15/2021	30,000	31,500
Rite Aid Corp., 6.125%, 4/01/2023 (n)	70,000	73,850
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	50,000	53,375

		$441,685
Specialty Chemicals - 0.7%
Chemtura Corp., 5.75%, 7/15/2021	$135,000	$140,653
Univar USA, Inc., 6.75%, 7/15/2023 (n)	160,000	165,600

		$306,253
Specialty Stores - 0.7%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (n)	$110,000	$115,088
Group 1 Automotive, Inc., 5%, 6/01/2022	110,000	109,725
Michaels Stores, Inc., 5.875%, 12/15/2020 (n)	85,000	87,444

		$312,257
Supermarkets - 0.2%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024 (n)	$80,000	$83,000

Telecommunications - Wireless - 2.9%
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	$200,000	$208,000
Digicel Group Ltd., 7.125%, 4/01/2022 (n)	200,000	158,440
Sprint Capital Corp., 6.875%, 11/15/2028	105,000	96,600
Sprint Corp., 7.875%, 9/15/2023	130,000	128,700
Sprint Corp., 7.125%, 6/15/2024	125,000	117,500
Sprint Nextel Corp., 9%, 11/15/2018 (n)	50,000	55,000
Sprint Nextel Corp., 6%, 11/15/2022	80,000	74,550
T-Mobile USA, Inc., 6.125%, 1/15/2022	10,000	10,550
T-Mobile USA, Inc., 6.5%, 1/15/2024	75,000	80,250
T-Mobile USA, Inc., 6.464%, 4/28/2019	25,000	25,406
T-Mobile USA, Inc., 6.25%, 4/01/2021	140,000	145,775
T-Mobile USA, Inc., 6.633%, 4/28/2021	50,000	52,438
T-Mobile USA, Inc., 6.5%, 1/15/2026	70,000	76,734

		$1,229,943
Telephone Services - 0.3%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$25,000	$25,500
Level 3 Financing, Inc., 5.375%, 5/01/2025	100,000	101,500

		$127,000
Transportation - Services - 0.4%
Navios Maritime Acquisition Corp., 8.125%, 11/15/2021 (n)	$117,000	$88,335
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	95,000	49,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - continued
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022	$20,000	$15,800
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/2021 (a)(d)	28,000	5,320

		$158,855
Utilities - Electric Power - 1.7%
Calpine Corp., 5.5%, 2/01/2024	$120,000	$117,000
Calpine Corp., 5.75%, 1/15/2025	80,000	77,800
Covanta Holding Corp., 7.25%, 12/01/2020	95,000	97,494
Covanta Holding Corp., 6.375%, 10/01/2022	35,000	35,613
Covanta Holding Corp., 5.875%, 3/01/2024	65,000	63,863
Dynegy, Inc., 7.375%, 11/01/2022	160,000	154,300
Dynegy, Inc., 8%, 1/15/2025 (z)	30,000	28,950
NRG Energy, Inc., 6.625%, 3/15/2023	110,000	109,725
NRG Energy, Inc., 7.25%, 5/15/2026 (n)	25,000	24,598

		$709,343
Total Bonds (Identified Cost, $25,376,647)		$24,999,337

Common Stocks - 34.9%
Broadcasting - 1.3%
Time Warner, Inc.	6,157	$547,911

Brokerage & Asset Managers - 2.7%
BlackRock, Inc.	1,317	$449,413
NASDAQ, Inc.	10,872	695,482

		$1,144,895
Business Services - 1.3%
Accenture PLC, “A”	4,766	$554,000

Chemicals - 2.6%
3M Co.	2,914	$481,684
PPG Industries, Inc.	6,329	589,420

		$1,071,104
Electrical Equipment - 1.2%
Johnson Controls International PLC	11,893	$479,526

Electronics - 1.8%
Texas Instruments, Inc.	10,803	$765,393

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.0%
General Mills, Inc.	5,889	$365,000
Nestle S.A., ADR	6,737	489,409

		$854,409
Food & Drug Stores - 1.1%
CVS Health Corp.	5,549	$466,671

Insurance - 3.0%
Aon PLC	5,128	$568,336
Travelers Cos., Inc.	6,132	663,360

		$1,231,696
Machinery & Tools - 0.8%
Eaton Corp. PLC	4,974	$317,192

Major Banks - 2.5%
JPMorgan Chase & Co.	8,478	$587,186
Wells Fargo & Co.	9,680	445,377

		$1,032,563
Medical Equipment - 3.4%
Danaher Corp.	5,765	$452,841
Medtronic PLC	5,784	474,404
Thermo Fisher Scientific, Inc.	3,401	500,049

		$1,427,294
Oil Services - 1.1%
Schlumberger Ltd.	5,859	$458,350

Other Banks & Diversified Financials - 3.5%
Citigroup, Inc.	16,704	$821,002
U.S. Bancorp	14,670	656,629

		$1,477,631
Pharmaceuticals - 2.0%
Johnson & Johnson	3,567	$413,736
Merck & Co., Inc.	7,290	428,069

		$841,805
Printing & Publishing - 1.0%
Moody’s Corp.	4,300	$432,236

Telephone Services - 0.9%
Verizon Communications, Inc.	7,682	$369,504

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.0%
Philip Morris International, Inc.	4,420	$426,265

Utilities - Electric Power - 1.7%
Duke Energy Corp.	8,666	$693,453
Total Common Stocks (Identified Cost, $10,804,479)		$14,591,898

Floating Rate Loans (g)(r) - 1.3%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.82%, 2/28/2020	$66,862	$66,714

Broadcasting - 0.1%
Nexstar Broadcasting, Inc., Term Loan B, 9/21/2023 (o)	$38,945	$39,084

Chemicals - 0.1%
GCP Applied Technologies, Inc., Term Loan B, 4.09%, 2/03/2022 (o)	$34,144	$34,357

Computer Software - Systems - 0.1%
Sabre, Inc., Term Loan B, 2/19/2019 (o)	$32,500	$32,599

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan, 6/23/2022 (o)	$32,500	$32,646

Entertainment - 0.2%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/2020	$42,820	$42,941
Six Flags Theme Parks, Inc., Term Loan B, 6/30/2022 (o)	32,500	32,581

		$75,522
Food & Beverages - 0.1%
Pinnacle Foods Finance LLC, Term Loan I, 1/13/2023 (o)	$32,418	$32,636

Medical & Health Technology & Services - 0.2%
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$76,002	$76,002

Transportation - Services - 0.3%
Commercial Barge Line Co., Term Loan, 9.75%, 11/12/2020	$162,584	$157,096
Total Floating Rate Loans (Identified Cost, $545,393)		$546,656

Money Market Funds - 3.6%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $1,491,200)	1,491,200	$1,491,200
Total Investments (Identified Cost, $38,217,719)		$41,629,091

Other Assets, Less Liabilities - 0.5%		220,398
Net Assets - 100.0%		$41,849,489

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,148,874, representing 21.9% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	10/28/16	$15,000	$15,056
Alliance Data Systems Corp., 5.875%, 11/01/2021	10/24/16-10/25/16	85,274	85,638
CBS Radio, Inc., 7.25%, 11/01/2024	10/07/16-10/25/16	46,234	46,744
Dynegy, Inc., 8%, 1/15/2025	10/05/16-10/06/16	30,124	28,950
Falcon Franchise Loan LLC, FRN, 441.768%, 1/05/2025	1/29/03	88	215
Gulfport Energy Corp., 6%, 10/15/2024	10/06/16-10/21/16	76,632	76,406
LifePoint Health, Inc., 5.375%, 5/01/2024	10/24/16-10/26/16	55,487	54,659
Morgan Stanley Capital I, Inc., FRN, 1.477%, 4/28/2039	7/20/04	986	504
Netflix, Inc., 4.375%, 11/15/2026	10/24/16	40,000	39,350
Total Restricted Securities			$347,522
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Portfolio of Investments – continued

Derivative Contracts at 10/31/16

Forward Foreign Currency Exchange Contracts at 10/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Goldman Sachs International	111,755	12/09/16	$125,611	$122,874	$2,737

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $36,726,519)	$40,137,891
Underlying affiliated funds, at value (identified cost, $1,491,200)	1,491,200
Total investments, at value (identified cost, $38,217,719)	$41,629,091
Cash	21,848
Receivables for
Forward foreign currency exchange contracts	2,737
Investments sold	146,444
Interest and dividends	404,410
Other assets	3,958
Total assets	$42,208,488
Liabilities
Payables for
Distributions	$22,762
Investments purchased	230,851
Payable to affiliates
Investment adviser	4,005
Transfer agent and dividend disbursing costs	232
Payable for independent Trustees’ compensation	13,698
Accrued expenses and other liabilities	87,451
Total liabilities	$358,999
Net assets	$41,849,489
Net assets consist of
Paid-in capital	$44,380,744
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,414,048
Accumulated net realized gain (loss) on investments and foreign currency	(5,867,213)
Accumulated distributions in excess of net investment income	(78,090)
Net assets	$41,849,489
Shares of beneficial interest outstanding	7,084,467
Net asset value per share (net assets of $41,849,489 / 7,084,467 shares of beneficial interest outstanding)	$5.91

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$1,829,957
Dividends	362,695
Dividends from underlying affiliated funds	2,815
Foreign taxes withheld	(2,336)
Total investment income	$2,193,131
Expenses
Management fee	$358,682
Transfer agent and dividend disbursing costs	15,685
Administrative services fee	17,500
Independent Trustees’ compensation	10,666
Custodian fee	6,308
Shareholder communications	51,055
Audit and tax fees	71,242
Legal fees	6,427
Stock exchange fee	23,768
Miscellaneous	25,658
Total expenses	$586,991
Net investment income	$1,606,140
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(844,020)
Underlying affiliated funds	3
Foreign currency	1,718
Net realized gain (loss) on investments and foreign currency	$(842,299)
Change in unrealized appreciation (depreciation)
Investments	$2,105,381
Translation of assets and liabilities in foreign currencies	(224)
Net unrealized gain (loss) on investments and foreign currency translation	$2,105,157
Net realized and unrealized gain (loss) on investments and foreign currency	$1,262,858
Change in net assets from operations	$2,868,998

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$1,606,140	$1,741,731
Net realized gain (loss) on investments and foreign currency	(842,299)	476,689
Net unrealized gain (loss) on investments and foreign currency translation	2,105,157	(2,526,202)
Change in net assets from operations	$2,868,998	$(307,782)
Distributions declared to shareholders
From net investment income	$(1,699,546)	$(2,293,310)
From tax return of capital	(2,445,505)	(2,331,499)
Total distributions declared to shareholders	$(4,145,051)	$(4,624,809)
Change in net assets from fund share transactions	$—	$154,096
Total change in net assets	$(1,276,053)	$(4,778,495)
Net assets
At beginning of period	43,125,542	47,904,037
At end of period (including accumulated distributions in excess of net investment income of $78,090 and $94,674, respectively)	$41,849,489	$43,125,542

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.09	$6.78	$7.05	$6.84	$6.73
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.25	$0.28	$0.33	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.18	(0.29)	0.15	0.58	0.39
Total from investment operations	$0.41	$(0.04)	$0.43	$0.91	$0.78
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.32)	$(0.42)	$(0.39)	$(0.41)
From tax return of capital	(0.35)	(0.33)	(0.28)	(0.31)	(0.26)
Total distributions declared to shareholders	$(0.59)	$(0.65)	$(0.70)	$(0.70)	$(0.67)
Net asset value, end of period (x)	$5.91	$6.09	$6.78	$7.05	$6.84
Market value, end of period	$5.50	$5.53	$7.59	$7.29	$7.46
Total return at market value (%)	10.75	(19.11)	14.73	7.94	19.99
Total return at net asset value (%) (j)(r)(s)(x)	8.07	(0.28)	5.97	13.85	12.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.41	1.35	1.39	1.49
Expenses after expense reductions (f)	N/A	N/A	1.35	1.39	1.45
Net investment income	3.88	3.80	4.05	4.73	5.73
Portfolio turnover	26	29	39	40	49
Net assets at end of period (000 omitted)	$41,849	$43,126	$47,904	$49,402	$47,596

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Special Value Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the

Notes to Financial Statements – continued

value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$14,591,898	$—	$—	$14,591,898
Non-U.S. Sovereign Debt	—	295,956	—	295,956
U.S. Corporate Bonds	—	21,515,587	—	21,515,587
Commercial Mortgage-Backed Securities	—	18,859	—	18,859
Foreign Bonds	—	3,168,935	—	3,168,935
Floating Rate Loans	—	546,656	—	546,656
Mutual Funds	1,491,200	—	—	1,491,200
Total Investments	$16,083,098	$25,545,993	$—	$41,629,091

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,737	$—	$2,737

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Foreign Bonds
Balance as of 10/31/15	$126,426
Realized gain (loss)	(162,017)
Change in unrealized appreciation (depreciation)	54,796
Sales	(19,205)
Balance as of 10/31/16	$—

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$2,737

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$1,812

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(217)

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 10.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions from other sources, in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains) (a)	$1,699,546	$2,293,310
Tax return of capital (b)	2,445,505	2,331,499
Total distributions	$4,145,051	$4,624,809

(a)	Included in the fund’s distributions from ordinary income for the year ended October 31, 2015 is $429,365 in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.
(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$38,328,347
Gross appreciation	4,485,132
Gross depreciation	(1,184,388)
Net unrealized appreciation (depreciation)	$3,300,744
Capital loss carryforwards	(5,756,585)
Other temporary differences	(75,414)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
10/31/17	$(4,711,246)
10/31/18	(89,992)
Total	$(4,801,238)

Post-enactment losses which are characterized as follows:
Short-Term	$(145,049)
Long-Term	(810,298)
Total	$(955,347)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the fund’s average daily net assets and 3.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. MFS has agreed to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.90% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2017. For the year ended October 31, 2016, the fund’s average daily net assets and gross income did not meet the thresholds required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.87% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2016, these fees paid to MFSC amounted to $2,590.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0422% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,779 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $12,511 at October 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $112 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure

Notes to Financial Statements – continued

that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended October 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $13,444 and $138,613, respectively. The sales transactions resulted in net realized gains (losses) of $8,098.

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $10,352,681 and $13,956,452, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the years ended October 31, 2016 and October 31, 2015, the fund did not repurchase any shares. Other transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	—	$—	22,585	$154,096

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $226 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	251,394	8,479,545	(7,239,739)	1,491,200

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$3	$—	$2,815	$1,491,200

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $280,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Special Value Trust (the Fund) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2016

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 6, 2016, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	5,384,345.813	333,869.299
Robert J. Manning	5,391,272.813	326,942.299
Maryanne L. Roepke	5,384,345.813	333,869.299
Laurie J. Thomsen	5,382,995.813	335,219.299

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	2019	Massachusetts Financial Services Company, Co-Chairman, Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	2018	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	2018	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	2017	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	2018	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	2019	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	2017	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)
Michael Hegarty (age 71)	Trustee	December 2004	2017	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	2017	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	2019	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	2019	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	2017	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	N/A	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Under the terms of the Boards’ retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Trustees and Officers – continued

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
William Adams	Ernst & Young LLP
Ward Brown	200 Clarendon Street
Nevin Chitkara	Boston, MA 02116
David Cole
Matt Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2015 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/ objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge. (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel

Board Review of Investment Advisory Agreement – continued

providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 1st out of a total of 6 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 2nd out of a total of 7 funds for the one-year period and 1st out of a total of 6 funds for the five-year period ended December 31, 2015. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund underperformed its custom benchmark for each of the one-, three-, and five-year periods ended December 31, 2015 (one-year: -3.9% total return for the Fund versus -3.7% total return for the benchmark; three-year: 4.1% total return for the Fund versus 5.5% total return for the benchmark; five-year: 5.4% total return for the Fund versus 7.3% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and

Board Review of Investment Advisory Agreement – continued

related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 16.98% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MFV

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2016 and 2015, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Special Value Trust	49,646	49,646

For the fiscal years ended October 31, 2016 and 2015, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Special Value Trust	11,027	11,027	9,614	9,500	1,017	1,002

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Special Value Trust*	1,612,499	920,675	0	0	116,023	99,446

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by E&Y:
To MFS Special Value Trust, MFS and MFS Related Entities#	1,875,780	1,292,650

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2016

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals)a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Special Value Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
William Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2005

Nevin Chitkara	Equity Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 1997

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 1997

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2015, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Special Value Trust	William Adams	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index JPMorgan Emerging Markets Bond Index Global Russell 1000 Value Index

	Ward Brown	JPMorgan Emerging Markets Board Index Global

	Nevin Chitkara	Russell 1000 Value Index

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index JPMorgan Emerging Markets Bond Index Global Russell 1000 Value Index

	Matt Ryan	JPMorgan Emerging Markets Board Index Global

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended October 31, 2016. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
William Adams	N
Ward Brown	N
Nevin Chitkara	N
David Cole	N
Matt Ryan	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of October 31, 2016:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William Adams	12	$9.0 billion	6	$1.1 billion	1	$176.1 million
Ward Brown	9	$11.4 billion	6	$3.8 billion	5	$1.8 billion
Nevin Chitkara	17	$63.2 billion	8	$6.5 billion	41	$19.5 billion
David Cole	11	$9.0 billion	3	$945.5 million	1	$176.1 million
Matt Ryan	11	$12.0 billion	7	$4.6 billion	5	$1.8 billion

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Special Value Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/15-11/30/15	0	N/A	0	707,521
12/01/15-12/31/15	0	N/A	0	707,521
1/01/16-1/31/16	0	N/A	0	707,521
2/01/16-2/28/16	0	N/A	0	707,521
3/01/16-3/31/16	0	N/A	0	708,446
4/01/16-4/30/16	0	N/A	0	708,446
5/01/16-5/31/16	0	N/A	0	708,446
6/01/16-6/30/16	0	N/A	0	708,446
7/01/16-7/31/16	0	N/A	0	708,446
8/01/16-8/31/16	0	N/A	0	708,446
9/01/16-9/30/16	0	N/A	0	708,446
10/01/16-10/31/16	0	N/A	0	708,446

Total	0		0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2016 plan year is 708,446.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS SPECIAL VALUE TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 19, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2016

*	Print name and title of each signing officer under his or her signature.